                                                                   Exhibit 10.40

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                                 RULES OF THE

                                VODAFONE GROUP

                             LONG TERM INCENTIVE

                                     PLAN

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                              Adopted: July 1998
                              Amended: April 1999

                                  RULES OF THE

                                 VODAFONE GROUP

                            LONG TERM INCENTIVE PLAN

1.   DEFINITIONS

     In these Rules

1.1  the following words and expressions have the following meanings:

"Announcement Date"           the date on which the Company announces to the
                              London Stock Exchange its final results for a financial year;

"Associated                   Company" any company which is an associated
                              company of the Company within the meaning that the expression bears in Section 416 of the Income and Corporation Taxes Act 1988;

"Auditors"                    the auditors for the time being of the Company;

"Award"                       an award of Shares;

"Company"                     Vodafone Group Plc;

"Control"                     the meaning given to that expression in section
                              840 of the Income and Corporation Taxes Act 1988;

"Directors"                   the board of directors for the time being of the
                              Company or a duly authorised committee thereof consisting wholly or mainly of non-executive directors;

"Eligible                     Employee" any person employed by any Participating
                              Company on the date an Award is made, provided that such person is not within two years of his contractual retirement age;

"Employment"                  employment by the Company and/or any company under
                              the Control of the Company or Associated Company and "ceasing to be in Employment" shall be construed as ceasing to be employed by such companies;

"Group"                       the Company and all its Subsidiaries;



"London Stock Exchange"       the London Stock Exchange Limited;


"Participant"                 any person (including, where the context permits,
                              the legal personal representative of such person) who has received an Award in accordance with the provisions of Rule 2;

"Participating Company"       the Company and any Subsidiary which the Directors
                              have determined shall be participating company for the purposes of the Plan;


"Performance Period"          such period as shall be determined by the Trustees
                              on the making of an Award, during which the Trustees will not normally transfer any Shares pursuant to an Award. The period will usually be the three financial years starting with the financial year during which the Award is made;

"Plan" this plan, being the Vodafone Group Long Term Incentive Plan as constituted by the Rules and approved by the Company in general meeting on 21 July 1998 and being an employees' share scheme within the meaning of Section 743 of the Companies Act 1985;

"Request Letter" any notification sent by the Directors to the Trustees requesting the Trustees to exercise their discretion to make an Award under Rule 2;

"Rules"                       these rules as amended from time to time;

"Share" a fully paid ordinary share in the capital of the Company;

"Subsidiary"                  a subsidiary of the Company within the meaning of
                              Section 736 of the Companies Act 1985;

"Trustees"                    the trustees from time to time of the Vodafone
                              Group Employee Trust.

       1.2    Where the context so admits

              1.2.1 words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine; and

              1.2.2 any reference to a statute (on a particular Chapter, Part of Section hereof) shall mean and include any statutory modification or re-enactment thereof for the time being in force and any regulations made thereunder.

2.     THE MAKING OF AWARDS

       2.1 During the six weeks following an Announcement Date and, subject to Rule 2.3, at other times under exceptional circumstances the Directors may recommend to the Trustees that they (the Trustees) make Awards to selected Eligible Employees. Such recommendation will be in the form of a Request Letter, which shall contain the following information:

              2.1.1 the full name and address of any Eligible Employee who the Directors recommend for an Award;

              2.1.2 the number or value of Shares which the Directors recommend should be the subject of any Award; and

              2.1.3 any performance conditions which the Directors consider should be imposed on the grant of any Award and which must be satisfied in order for the Award to vest.

       2.2 On receipt of any Request Letter the Trustees shall consider whether to make any Awards. The making of any Awards shall be at the Trustees' absolute discretion in respect of which Eligible Employees are made Awards, the level of such Awards and the imposition of any performance conditions. The Trustees, in consultation with the Directors, may waive or amend the performance conditions if an event happens which causes them to consider that the existing conditions could not fairly or reasonably be met.

       2.3 Directors shall not issue a Request Letter nor shall the Trustees make any Awards or transfer any Shares to Participants during any period when there is an embargo on dealing in Shares by virtue of the London Stock Exchange Model Code for Securities Transactions by Directors of Listed Companies or any code adopted by the Company based on the Model Code or of the provisions of any legislation for the time being in force.

       2.4 On the making of an Award the Trustees shall issue a notification showing the date the Award was made, the number or value of Shares comprised in it, the Performance Period and any performance conditions which must normally be satisfied before any transfer of Shares can occur.

       2.5 Consideration shall be payable by an Eligible Employee on the making of an Award.

       2.6    Notwithstanding any provision of these Rules whatsoever:

              2.6.1 the Plan shall not form part of any contract of employment between the Company or any Associated Company and any Participant and it shall not confer on any Participant any legal or equitable rights whatsoever against the Company, an Associated Company or the Trustees directly or indirectly or give rise to any cause of action at law or in equity against the Company, any Associated Company or the Trustees;

              2.6.2 any benefits received by Participants under the Plan shall not count as pay or remuneration for pension or other purposes;

              2.6.3 any Participant who ceases to be an employee of any Company in the Group shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever and notwithstanding that he may have been dismissed wrongfully or unfairly (within the meaning of the Employment Rights Act 1996).

       2.7 An Award shall be personal to the Participant and shall not be assignable and any purported assignment, transfer, charge, disposal or dealing with the Award shall render the Award void.

3.     LIMITATIONS

       3.1 The number of Shares which may be allocated under the Plan on any day will not exceed 10% of the ordinary share capital of the Company in issue immediately before that day, when added to the total number of Shares which have been allocated in the previous ten years under the Plan and any other employee share plan adopted by the Company.

       3.2 The number of Shares which may be allocated under the Plan on any day will not exceed 5% of the ordinary share capital of the Company in issue immediately prior to that day, when added to the total number of Shares which have been allocated in the previous five years under the Plan and any other employee share plan adopted by the Company.

       3.3 The number of Shares which may be allocated under the Plan on any day will not exceed 5% of the ordinary share capital of the Company in issue immediately prior to that day, when added to the total number of Shares which have been allocated in the previous ten years under the Plan and any other executive share plan adopted by the Company.

       3.4 The number of Shares which may be allocated under the Plan on any day in the four years commencing on 21 July 1998 will not exceed 2.5% of the ordinary share capital of the Company in issue immediately prior to that day when added to the total number of Shares which have been allocated under the Plan and any other executive share plan adopted by the Company.

       3.5 Where the right to acquire Shares was released or lapsed without being exercised the Shares concerned will be ignored when calculating the limits in this Rule.

       3.6 Allocate means in relation to any share option plan the placing of unissued Shares under option and in relation to other types of employee share plan the issue and allotment of Shares.

       3.7 The market value of the Shares comprised in any Award made to an Eligible Employee on the date the Award is made shall not exceed 75 per cent of his gross basic salary at that date. Not more than one Award shall be made to each Eligible Employee in any financial year. Where an Award is made to an Eligible Employee at a time other than during the six weeks following an Announcement Date, the market value of the Shares comprised in the Award shall be reduced by one thirty-sixth for each complete month which has elapsed since such announcement.

       3.8 No Award may be made later than ten years after this Plan is approved by the Company in general meeting.

4.     VESTING AND FORFEITURE OF AWARDS

       4.1 Provided that a Participant remains in Employment, the Trustees shall transfer to him such of the Shares comprised in his Award as is appropriate with regard to any performance conditions imposed pursuant to Rule 2.2 within thirty days of the Announcement Date following the expiry of the Performance Period (or within thirty days of the lifting of any embargo as described in Rule 2.3).

       4.2 If a Participant dies, his Award shall vest in his personal representatives and the Trustees shall transfer the Shares comprised in his Award to the personal representatives within twelve months of the date of his death.

       4.3 If a Participant ceases to be in Employment for any other reason, he shall forfeit his Award unless the Trustees decide otherwise, in which case they shall transfer to him such of the Shares as is appropriate with regard to any performance conditions imposed pursuant to Rule 2.2 within thirty days of the Announcement Date following the expiry of the Performance Period (or within thirty days of the lifting of any embargo as described in Rule 2.3).

       4.4 For the purposes of Rule 4.1 and Rule 4.3, the appropriate number of Shares will depend on the nature of the performance condition. It is anticipated that the conditions will result in either all of the Shares comprised in an Award vesting or in none of them vesting. However, it may be that the conditions will permit partial vesting, depending on the degree to which the conditions are satisfied.

       4.5 On a change in Control of the Company or on a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies then the Trustees shall take whatever steps they consider appropriate including considering whether to exercise their discretion to transfer some or all of the Shares comprised in any Award. The Trustees will usually transfer some of the Shares comprised in an Award within 30 days of a change in Control unless, in their opinion, the transaction is a "reverse takeover" in which case the Trustees may substitute shares in the acquiring company for the Shares comprised in the Award and they may amend the performance conditions imposed pursuant to Rule 2.2. Where the Trustees transfer some of the Shares on a change in Control, the number of Shares to be transferred shall be calculated pro rata to the proportion of the period between the date the Award was made and the original projected transfer date which has elapsed. For the purposes of this Rule, a person shall be deemed to have obtained Control of a company if he and others acting in concert with him have together obtained Control of it.

5.     DIVIDENDS AND REORGANISATION OF SHARE CAPITAL

       5.1 In the event of any capitalisation or rights issue or rights offer or any consolidation, sub-division or reduction of capital by the Company or any other reorganisation, the number of Shares subject to any Award shall be adjusted by the Trustees, subject to Rule 5.2, in such manner as the Directors shall confirm in writing to be, in their opinion, fair and reasonable.

       5.2 In the event of a rights issue, the Trustees may sell sufficient rights to allow them to take up the balance of the rights and they shall add any additional Shares so acquired to the Shares comprised in each Participant's Award.

       5.3 On the receipt of dividends on Shares comprised in any Awards, the Trustees may apply the net dividend in the purchase of additional Shares and/or they may pay the dividends to such Eligible Employees as they shall decide and/or they may add any additional Shares so acquired to the Shares comprised in each Participant's Award.

6.     TAXATION

       6.1 Any liability of a Participant to taxation and employees' National Insurance contributions in respect of an Award shall, subject to Rule 6.3, be for the account of the relevant Participant.

       6.2 On or before a transfer of Shares to a Participant (but subject to any other arrangements made under Rule 6.3), the Participant shall:

              6.2.1  remit to the Trustees sufficient funds; or

              6.2.2  give to the Trustees an authority to sell sufficient Shares to pay any taxes and employees' National Insurance contributions which any company or the Trustees are obliged to pay, withhold or deduct as a result of the transfer of Shares by the Trustees to the Participant.

       6.3 The Trustees may make an Award conditional on the Participant complying with such other arrangements for the payment of taxation and employees'

              National Insurance contributions as the Trustees in their absolute discretion determine.

7.     ADMINISTRATION

       7.1 The Plan shall be administered by the Trustees whose decision on any matter connected with the Plan shall be final and binding.

       7.2 The Rules may, with the consent of the Trustees, be amended from time to time by Resolution of the Directors in any respect provided that no amendment shall be made to the definition of "Eligible Employee", the basis for determining a Participant's entitlement to Awards or the terms of the Awards made under the Plan or which would be otherwise to the advantage of Participants without the prior approval of the Company in general meeting except for minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants and/or the Company and its Subsidiaries.

       7.3 Subject as herein otherwise expressly provided the decision of the Directors on any matter concerning the interpretation of the Plan shall be final and binding.

       7.4    All notices under the Plan shall be in writing.


8.     GOVERNING LAW

       These Rules shall be governed by and construed in accordance with English law.